UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

                      Report for Event : December 20, 2004

                                  MB TECH, INC.
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             (Exact name of registrant as specified in its charter)

            NEVADA                       000-26569              88-9399260
(State or other jurisdiction of   Commission File Number      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                          Suite 5408, Dongseoul College
                    Bokjeong-dong, Sujeong-gu, Seongnam City
                                Republic of Korea
               (Address of principal executive offices) (Zip Code)

                                 82-31-757-0275
                (Issuer's Telephone Number, Including Area Code)

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         (Former Name, Former Address and Former Fiscal Year if Changed
                               Since Last Report)

Item 8.01 Other Events

On December 20 2004, MB Tech Inc. entered into an agreement which sets forth the terms and conditions for the assignment of 100% of subsidiary MB Tech Korea's outstanding shares to Mr. Taehyun Shin who is CEO and President of MB Tech Korea.

Before the execution of this agreement, MB Tech Korea had assigned the following properties to Faserwave:

                                                              (unit : US dollar)
--------------------------------------------------------------------------------
     Assets                       details                             Book value
--------------------------------------------------------------------------------
Account receivable       from Willsearch Inc                            173,796
--------------------------------------------------------------------------------
Advanced payment         for US Patent                                   17,423
--------------------------------------------------------------------------------
Vehicle                 Grandeur 3.0                                      4,128
--------------------------------------------------------------------------------
Office equipment        Furniture, table, desk, chair etc.               17,593
--------------------------------------------------------------------------------
R&D equipment           Test, development equipments                    100,077
--------------------------------------------------------------------------------
Industrial right        Patent (2), design right (4)                      2,226
--------------------------------------------------------------------------------

Faserwave paid for the assets as described above by accepting MB Tech Korea's following debts:

                                                              (unit : U$ dollar)
--------------------------------------------------------------------------------
          Debt                          Details                         Amount
--------------------------------------------------------------------------------
Short-term debt     -from Faserwave                                       53,793
                    -from Director of MB Tech Inc (Kangrae Jo,
                         Hanwook Bae)
--------------------------------------------------------------------------------
Long-term debt      -from MB Tech Inc                                    419,340
--------------------------------------------------------------------------------

A slump in business of MB Tech Korea made its financial state worse to pile up bad assets, accounts payable and liabilities, which could not be settled in the near future in its normal course of business.

The management of MB Tech Inc. tried to find out how to improve its financial situation and determined to reorganize MB Tech Korea. MB Tech Korea assigned its core assets to Faserwave and disposed its bad assets to Mr. Shin.

Mr. Shin agreed on this plan and took responsibility for the bad management of MB Tech Korea. He as a shareholder of MB Tech Inc. and also agreed this plan could enhance the value of MB Tech Inc.


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

The sale of MB Tech Korea has the following meanings:

o     The disposition of bad assets,

o     The clearance of long-term accounts payable and liabilities,

o The restructuring of the business with neither competitive power nor profit,

o     The lay-off of the inefficient employee, and

o     The improvement of cash flow by reducing fixed cost and indirect cost.

MB Tech Inc. will focus its business on developing and marketing the satellite antenna "Faserwave". As previously reported, for LNB business, MB Tech Inc has established a cooperative relationship with A-Telecom, a top tier manufacturer of LNB.

MB Tech Inc shall be in charge of marketing and selling LNB products for the North America market. A-Telecom agreed to develop and manufacture LNB under the brand of MB Tech.

Item 9-01  Financial statement and Exhibit

(c) Exhibit

10.1  Agreement dated Dec 20 2004 by and between MB Tech Inc and Mr. Taehyun
      Shin.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MB Tech, Inc.


                                        /s/ Sangeon Park
                                        ----------------------------------------
                                        Sangeon Park, Chief Financial Officer

January 28, 2005


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